EXHIBIT 24.1

















                            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated April 15, 1994 included in the Annual Report on Form 10-K of Figgie International Inc. for the year ended December 31, 1993 and to all references to our firm included in this registration statement.






                                                    ARTHUR ANDERSEN LLP


Cleveland, Ohio
December 1, 1994